                      COMPENSATION DEFERRAL AGREEMENT


                             Davis P. Thurber




Amendment #3                        Date:  December 20, 1995



With respect to an Agreement dated December 23, 1992 between Bank of New Hampshire, Bank of New Hampshire Corporation, and Davis P. Thurber, each party agree to the following changes to Paragraph #3, namely:

A.  Base Compensation will be $310,000 Per Annum.

B.  The amount of bi-weekly Deferred Compensation will be $2,500.00.




                       BANK OF NEW HAMSPHIRE


Maureen Donovan      By: Gregory D. Landroche             12/20/95
   Attest                                                   Date


                     Its Chief Financial Officer
                         Duly Authorized (Bank)


                     BANK OF NEW HAMPSHIRE CORPORATION


Maureen Donovan      By:  Gregory D. Landroche            12/20/95
   Attest                                                   Date


                     Its EVP, Treasurer and CFO
                         Duly Authorized (Corporation)



Maureen Donovan          Davis P. Thurber                 12/20/95
   Witness               Davis P. Thurber, Employee         Date

                      COMPENSATION DEFERRAL AGREEMENT


                               Paul R. Shea




Amendment #3                        Date:  December 26, 1995



With respect to an Agreement dated December 23, 1991 between Bank of New Hampshire, Bank of New Hampshire Corporation, and Paul R. Shea, each party agree to the following changes to Paragraph #3, namely:

A.  Base Compensation will be $250,000 Per Annum.

B. Total divided as separate credits to my IRC 401-K account and the Compensation Deferral Agreement dated December 23, 1991. Initally, $91,500 per year to my deferred compensation account and $9,500 per year to my IRC 401-K account: however, of the total deferred, the credit to my IRC 401-K account shall be maintained at the maximum allowed by current regulations.



                       BANK OF NEW HAMSPHIRE


Maureen Donovan      By: Gregory D. Landroche             12/27/95
   Attest                                                   Date


                     Its Chief Financial Officer
                         Duly Authorized (Bank)


                     BANK OF NEW HAMPSHIRE CORPORATION


Maureen Donovan      By:  Gregory D. Landroche            12/27/95
   Attest                                                   Date


                     Its EVP, Treasurer and CFO
                         Duly Authorized (Corporation)



Maureen Donovan          Paul R. Shea                     12/26/95
   Witness               Paul R. Shea, Employee             Date